EXHIBIT 99.2

Unaudited pro forma consolidated balance sheet as of Dec 31, 2006 and March 31, 2007; and unaudited pro forma consolidated statement of operations and unaudited pro forma consolidated statement of stockholders’ equity for the period from inception through March 31, 2007

UNAUDITED COMBINED CONDENSED BALANCE SHEET OF CALIFORNIA NEWS TECH AND DEBUT BROADCASTING CORPORATION ON A PRO FORMA BASIS AS IF THE MERGER HAD BEEN CONSUMMATED ON DECEMBER 31, 2006 AND THE UNAUDITED COMBINED CONDENSED STATEMENTS OF OPERATIONS ON A PRO FORMA BASIS AS IF THE MERGER HAD BEEN CONSUMMATED ON JANUARY 1, 2006

Pro Forma Condensed Combined Financial Statements

The following information has been provided to aid you in your analysis of the financial aspects of the merger consummated on May 17, 2007. This information was derived from the audited consolidated financial statements of each of California News Tech and Debut Broadcasting Corporation for the fiscal year ended 2006 and the first quarter of 2007. The information should be read together with the historical financial statements and related footnotes of California News Tech and Debut Broadcasting Corporation.

The undaudited pro forma adjustments are based on management’s preliminary estimates of the value of the tangible and intangible assets and liabilities acquired. As a result, the actual determination of the value of the tangible and intangible assets and liabilities acquired may differ materially from those presented in these unaudited pro forma combined financial statements. A change in the unaudited pro forma combined balance sheet adjustments of the purchase price for the acquisition would primarily result in the reallocation affecting the value assigned to tangible and intangible assets. The income statement effect of these changes will depend on the nature and the amount of the assets or liabilities adjusted.

The unaudited pro forma combined financial statements are presented for informational purposes only and are not necessarily indicative of the financial position or results of operations of California News Tech that would have occurred had the purchase been consummated as of the dates indicated below in the section titled “Periods Covered.” In addition, the unaudited pro forma combined financial statements are not necessarily indicative of the future financial condition or operating results of California News Tech.

Accounting Treatment

The merger is accounted for under the purchase method of accounting, with California News Tech treated as the acquirer. As a result, California News Tech will record the assets and liabilities of Debut Broadcasting Corporation at their estimated fair values and will record as goodwill the excess of the purchase price over such estimated fair values. The unaudited pro forma condensed combined financial statements reflect preliminary estimates of the allocation of the purchase price for the acquisition that may be adjusted.

Periods Covered

December 31, 2006

The following unaudited pro forma condensed combined balance sheet as of December 31, 2006 is presented as if the merger had occurred on December 31, 2006. The unaudited pro forma combined statement of operations for the year ended December 31, 2006 is presented as if the companies had merged as of January 1, 2006.

Debut Broadcasting Corporation, Inc.
Pro Forma Balance Sheet
For the Period Ending December 31, 2006

	Debut Corporation (1)	California News Tech (2)	Pro Forma Adjustments (3)	Total
Current Assets
Cash and Cash Equivalents	$86,112	$21,153	$-	$2,907,265
			100,000
			3,000,000
			(300,000)

Accounts Receivable	402,067	15,388		417,455
Prepaid Expenses	-	11,300		11,300
Total Current Assets	488,179	47,841	2,800,000	3,336,020

Investment in The Marketing Group	-	-	5,000,000	-
			(5,000,000)
Property & Equipment, net	62,026	136		62,162

Intangible Assets, net	-	268,860		5,993,158
			5,724,298

Total Assets	550,205	316,837	8,524,298	9,391,340

Current Liabilities
Accounts Payable	144,569	57,980		202,549
Accrued Expenses and Taxes	50,154	-		50,154
Deferred Revenue		1,638	-	1,638
Amounts Due to Related Parties	22,479	-		22,479
Notes Payable	215,158	156,940		156,940
			(215,158)
Lines of Credit	210,375	-		210,375
Current Portion of Long-Term Debt	53,043	-		53,043
Total Current Liabilities	695,778	216,558	(215,158)	697,178

Long Term Liabilities
Debenture Payable	-	-	100,000	-
			(100,000)
Notes Payable	578,725	-		578,725
Total Long Term Liabilities	578,725	-	-	578,725

Total Liabilities	1,274,503	216,558	(215,158)	1,275,903

Stockholders' Deficit
Common Stock	1,000	10,923		30,353
			3,000
			6,430
			10,000

			(1,000)
Paid in Capital	-	1,783,500		10,079,228
			97,000
			3,208,728
			4,990,000

Retained Earnings (Deficit)	(725,298)	(1,694,144)		(1,994,144)
			725,298
			(300,000)
Total Stockholders' Deficit	(724,298)	100,279	8,739,456	8,115,437

Total Liabilities & Stockholders' Deficit	$550,205	$316,837	$8,524,298	$9,391,340

(1) Represents historical balance sheet of California News Tech and subsidiaries as of December 31, 2006 derived from the audited consolidated financial statements included in the Annual Report on Form 10-KSB.
(2) Represents historical balance sheet of Debut Broadcasting Corporation, Inc. as of December 31, 2006.
(3) The pro forma adjustments give effect to the financings of the acquisition and the acquisition of Debut Broadcasting Corporation, Inc. as if it were consumated as of December 31, 2006.

Debut Broadcasting Corporation, Inc.
Pro Forma Statement of Operations
For the Period Ending December 31, 2006

	Debut Corporation (1)	California News Tech (2)	Pro Forma Adjustments (3)	Total

Revenue	$2,753,244	$84,535	$-	$2,837,779

Operating Expenses
Advertising	9,732	-	-	9,732
General and Administrative	2,776,757	-		3,076,757
			300,000
Selling and Administrative costs	-	429,351		429,351
Office and other operating costs	-	319,698		319,698

Total Operating Expenses	2,786,489	749,049	300,000	3,835,538

Other Expense (Income)
Depreciation Expense	18,322	68,095		86,417
Interest Expense	124,456	-		124,456
Interest Income	-	(804)		(804)

Total Other Expenses	142,778	67,291	-	210,069

Net Gain (Loss)	$(176,023)	$(731,805)	$(300,000)	$(1,207,828)

Basic and diluted net loss per share		$(2.01)		$(0.06)

Shares used in basic and diluted not loss per share calculation		364,065	19,430,316	19,794,381

(1) Represents historical statement of operation of California News Tech and subsidiaries as of December 31, 2006 derived from the audited consolidated financial statements included in the Annual Report on Form 10-KSB.
(2) Represents historical statement of operation of Debut Broadcasting Corporation, Inc. as of December 31, 2006.
(3) The pro forma adjustments give effect to the financings of the acquisition and the acquisition of Debut Broadcasting Corporation, Inc. as if it were consumated on January 1, 2006.

The pro forma adjustments to the condensed combined balance sheet below give effect to the financing of the Debut Broadcasting Corporation acquisition and the acquisition of Debut Broadcasting Corporation as if they were both consummated as of December 31, 2006. The pro forma adjustments to the condensed combined statements of operations below give effect to the financing of the Debut Broadcasting Corporation acquisition and the acquisition of Debut Broadcasting Corporation as if they were both consummated as of January 1, 2006.

A.  To give effect to the receipt of $100,000 of cash for the sale of a convertible debenture issued by California News Tech.

B.  To give effect to the conversion of the convertible debenture into 3,000,000 shares of Common Stock at a par value of $0.001 per share.

C.  To give effect to the sale of 6,000,000 shares of California News Tech common Stock issued in connection with the acquisition of Debut Broadcasting Corporation and the conversion of shareholder notes of Debut Broadcasting Corporation into 430,316 shares of California News Tech common stock. The sale of common stock was valued at $0.50 per share.

D.  To give effect to the acquisition of Debut Broadcasting Corporation estimated at $5,000,000 as of ___________. The pro forma adjustment gives effect to the issuance of 10,000,000 shares of California News Tech common stock valued at $0.50 per share.

E.  To give effect to the consolidation and the elimination of Debut Broadcasting Corporation’s equity and preliminarily to allocate the purchase price over the estimated fair value of the assets and liabilities acquired with the excess assigned to goodwill.

F.  To give effect to the repayments of merger related obligations incurred in connection with the merger transaction

March 31, 2007

The following unaudited pro forma condensed combined balance sheet as of March 31, 2007 is presented as if the merger had occurred on March 31, 2007. The unaudited pro forma combined statement of operations for the quarter ended March 31, 2007 is presented as if the companies had merged as of January 1, 2007.

Debut Broadcasting Corporation, Inc.
Pro Forma Balance Sheet
For the Period Ending March 31, 2007

	Debut Corporation (1)	California News Tech (2)	Pro Forma Adjustments (3)	Total
Current Assets
Cash and Cash Equivalents	$30,003	$11,841	$-	$2,841,844
			100,000
			3,000,000
			(300,000)

Accounts Receivable	397,878	2,510		400,388
Prepaid Expenses	5,437	11,300		16,737
Total Current Assets	433,318	25,651	2,800,000	3,258,969

Investment in The Marketing Group	-	-	5,000,000	-
			(5,000,000)
Property & Equipment, net	58,638	-		58,638

Intangible Assets, net	-	235,171		6,068,950
			5,833,779

Total Assets	491,956	260,822	8,633,779	9,386,557

Current Liabilities
Accounts Payable	190,130	75,278		265,408
Accrued Expenses and Taxes	58,180	-		58,180
Deferred Revenue	-	-	-	-
Amounts Due to Related Parties	17,989	-		17,989
Notes Payable	215,158	191,940		191,940
	-		(215,158)
Lines of Credit	225,375	-		225,375
Current Portion of Long-Term Debt	53,966	-		53,966
Total Current Liabilities	760,798	267,218	(215,158)	812,858

Long Term Liabilities
Debenture Payable	-	-	100,000	-
			(100,000)
Notes Payable	564,937	-		564,937
Total Long Term Liabilities	564,937	-	-	564,937

Total Liabilities	1,325,735	267,218	(215,158)	1,377,795

Stockholders' Deficit
Common Stock	1,000	10,923		30,353
			3,000
			6,430
			10,000

			(1,000)
Paid in Capital	-	1,783,500		10,079,228
			97,000
			3,208,728
			4,990,000

Retained Earnings (Deficit)	(834,779)	(1,800,819)		(2,100,819)
			834,779
			(300,000)
Total Stockholders' Deficit	(833,779)	(6,396)	8,848,937	8,008,762

Total Liabilities & Stockholders' Deficit	$491,956	$260,822	$8,633,779	$9,386,557

(1) Represents historical balance sheet of California News Tech and subsidiaries as of March 31, 2007 derived from the unaudited consolidated financial statements included in the Quarterly Report on Form 10-QSB.
(2) Represents historical balance sheet of Debut Broadcasting Corporation, Inc. as of March 31, 2007.
(3) The pro forma adjustments give effect to the financings of the acquisition and the acquisition of Debut Broadcasting Corporation, Inc. as if it were consumated as of March 31, 2007.

Debut Broadcasting Corporation, Inc.
Pro Forma Statement of Operations
For the Period Ending March 31, 2007

	Debut Corporation (1)	California News Tech (2)	Pro Forma Adjustments (3)	Total

Revenue	$645,234	$6,012	$-	$651,246

Operating Expenses
Advertising	3,287	-	-	3,287
General and Administrative	719,803	-		1,019,803
			300,000
Selling and Administrative costs	-	10,635		10,635
Office and other operating costs	-	68,227		68,227

Total Operating Expenses	723,090	78,862	300,000	1,101,952

Other Expense (Income)
Depreciation Expense	4,709	16,800		21,509
Interest Expense	26,915	-		26,915
Interest Income	-	-		-

Total Other Expenses	31,624	16,800	-	48,424

Net Gain (Loss)	$(109,480)	$(89,650)	$(300,000)	$(499,130)

Basic and diluted net loss per share		$(0.25)		$(0.03)

Shares used in basic and diluted not loss per share calculation		364,065	19,430,316	19,794,381

(1) Represents historical statement of operation of California News Tech and subsidiaries for the quarter ended March 31, 2007 derived from the unaudited consolidated financialstatements included in the Quarterly Report on Form 10-QSB.
(2) Represents historical statement of operation of Debut Broadcasting Corporation, Inc. for the quarter ended March 31, 2007.
(3) The pro forma adjustments give effect to the financings of the acquisition and the acquisition of Debut Broadcasting Corporation, Inc. as if it were consumated on January 1, 2007.

The pro forma adjustments to the condensed combined balance sheet below give effect to the financing of the Debut Broadcasting Corporation acquisition and the acquisition of Debut Broadcasting Corporation as if they were both consummated as of March 31, 2007. The pro forma adjustments to the condensed combined statements of operations below give effect to the financing of the Debut Broadcasting Corporation acquisition and the acquisition of Debut Broadcasting Corporation as if they were both consummated as of January 1, 2007.

A.  To give effect to the receipt of $100,000 of cash for the sale of a convertible debenture issued by California News Tech.

B.  To give effect to the conversion of the convertible debenture into 3,000,000 shares of Common Stock at a par value of $0.001 per share.

C.  To give effect to the sale of 6,000,000 shares of California News Tech common Stock issued in connection with the acquisition of Debut Broadcasting Corporation and the conversion of shareholder notes of Debut Broadcasting Corporation into 430,316 shares of California News Tech common stock. The sale of common stock was valued at $0.50 per share.

D.  To give effect to the acquisition of Debut Broadcasting Corporation estimated at $5,000,000 as of ___________. The pro forma adjustment gives effect to the issuance of 10,000,000 shares of California News Tech common stock valued at $0.50 per share.

E.  To give effect to the consolidation and the elimination of Debut Broadcasting Corporation’s equity and preliminarily to allocate the purchase price over the estimated fair value of the assets and liabilities acquired with the excess assigned to goodwill.

F.  To give effect to the repayments of merger related obligations incurred in connection with the merger transaction